SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ALTERNATIVE FUNDS
For the Wells Fargo Global Long-Short Fund (the "Fund")

At a meeting held on August 15-16, 2017, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the closure and liquidation of the Fund.

The Fund is closed to new investors and additional investments from existing shareholders effective at the close of business on August 21, 2017.

The liquidation of the Fund is expected to occur after close of business on or about October 27, 2017. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

August 17, 2017	AGR087/P701ASP